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                                                                    EXHIBIT 99.1


                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


                  THIS SECOND AMENDMENT, dated as of January 7, 2004 (this "Amendment"), to the Agreement and Plan of Merger, dated as of September 4, 2003 and amended as of October 3, 2003 (the "Merger Agreement"), by and among CHINADOTCOM CORPORATION, a company organized under the laws of the Cayman Islands ("Parent"), CDC SOFTWARE HOLDINGS, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and ROSS SYSTEMS, INC., a Delaware corporation (the "Company"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Merger Agreement.

                  Pursuant to the terms of the Merger Agreement and in accordance with Section 9.04 thereof, the parties hereto agree to amend the Merger Agreement as follows:

                  SECTION 1 AMENDMENT TO SECTION 1.01. Section 1.01 of the Merger Agreement is amended by deleting the definition of "Parent Price" in its entirety and replacing such definition with the following:

                                    "`PARENT PRICE' means the average of the per
                  share closing prices of Parent Common Stock on the Nasdaq during the ten consecutive trading days ending on (and including) the trading day that is two trading days prior to the date of the Effective Time."

                  SECTION 2 AMENDMENT TO SECTION 2.04. Section 2.04(a)(i) of the Merger Agreement is amended by deleting the subsection in its entirety and replacing such subsection with the following:

                  "(i) subject to the provisions of Section 2.05, each Share (together with the associated Company Right) issued and outstanding immediately prior to the Effective Time (other than any Shares to be canceled pursuant to Section 2.04(a)(ii) and any Dissenting Shares (as hereinafter defined)) shall be canceled and converted automatically into the right to receive, at the option of the holder of such Share, either (A) $17.00 in cash (the 'Cash Consideration') or (B) (1) the number of shares of Parent Common Stock determined by dividing $14.00 by the Parent Price and rounding the result to the nearest one thousandth of a share (the 'Exchange Ratio'), payable upon surrender, in the manner provided in Section 2.05, of the certificate that formerly evidenced such Share; and (2) $5.00 in cash ((1) and (2) together being the 'Cash/Stock Consideration', and the Cash Consideration or the Cash/Stock Consideration, as applicable, being the 'Merger Consideration'); provided, however, that, with respect to holders of Shares who elect to receive the Cash/Stock Consideration, if the Parent Price would be less than $8.50 per share, Parent may, at its option, pay a portion of the Exchange Ratio in cash in lieu of Parent Common Stock so that the Cash/Stock Consideration would instead consist of (X) the

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                           number of shares of Parent Common Stock determined by
                           dividing $14.00 by a number (determined by Parent) that is in excess of the Parent Price but equal to or below $8.50 and rounding the result to the nearest one thousandth of a share (the 'Adjusted Exchange Ratio'); (Y) cash in an amount equal to the Parent Price multiplied by the excess of the Exchange Ratio over the Adjusted Exchange Ratio; and (Z) $5.00 in cash (the aggregate amount of cash in (Y) and (Z) being, the `Adjusted Cash Amount'); provided, further, that, notwithstanding anything to the contrary contained herein, Parent shall pay a portion of the Exchange Ratio in cash in lieu of Parent
                           Common Stock in accordance with the immediately preceding proviso to this Section 2.04(a)(i) as necessary to ensure that no approval of Parent's stockholders shall be required under applicable Law or under the rules of any securities exchange or the NASDAQ National Market System in connection with the issuance of Parent Common Stock in the Merger; and provided, further, that if Parent adjusts the Exchange Ratio and the Cash/Stock Consideration in accordance with this Section 2.04(a)(i), Parent shall deliver written notice to the Company prior to the Closing Date, setting forth the Adjusted Exchange Ratio and the Adjusted Cash Amount."

                  SECTION 3 AMENDMENT TO SECTION 2.05. Section 2.05(b) of the Merger Agreement is amended by inserting the following before the first sentence of such subsection:

                  "(i) Each holder of record of Shares as of the record date for the Company Stockholders' Meeting will be entitled to elect to receive (A) the Cash Consideration per Share for all, but not less than all, of such Shares (the `Cash Election'); or (B) the Cash/Stock Consideration per Share for all, but not less than all, of such Shares (the `Cash/Stock Election' and together with the Cash Election, the `Elections'). All Elections shall be made by the close of business on the tenth Business Day after the date of the Effective Time (the `Election Deadline'), on a form designed for that purpose that is mutually acceptable to the Company and Parent and mailed to the stockholders of the Company with the Proxy Statement (a `Form of Election'), and pursuant to the instructions for effecting the Elections contained in such Form of Election. Each holder of Shares who was not a holder of record of Shares as of the record date for the Company Stockholders' Meeting, and each holder of Shares who does not make a valid Election prior to the Election Deadline, shall be deemed to have made a Cash/Stock Election.

                                    (ii)"

                  SECTION 4 AMENDMENTS TO SECTION 3.03. (a) Section 3.03(b) of the Merger Agreement is amended by deleting the subsection in its entirety and replacing such subsection with the following:

                           "(b) For purposes of Section 3.03(a), the `Conversion
                  Ratio' shall be the sum of (i) the Exchange Ratio, plus (ii) the quotient obtained by dividing


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                  $5.00 by the closing sales price of Parent Common Stock on the
                  Nasdaq for the last trading day prior to the date of the Effective Time; provided, however, that if Parent pays a portion of the Exchange Ratio in cash in accordance with the provisos to Section 2.04(a)(i), the Conversion Ratio shall be the sum of (A) the Adjusted Exchange Ratio, plus (B) the quotient obtained by dividing the Adjusted Cash Amount by the closing sales price of Parent Common Stock on the Nasdaq for the last trading day prior to the date of the Effective Time."

                  (b) The last sentence of Section 3.03(c) shall be amended by deleting the sentence in its entirety and replacing such sentence with the following:

                  "Each Share acquired by such participant pursuant to the ESPP as of the Effective Time shall, at the Effective Time, be converted into the right to receive the Merger Consideration in accordance with Section 2.04(a)."

                  SECTION 5 AMENDMENT TO SECTION 3.04. The last sentence of
Section 3.04(a) shall be amended by deleting the sentence in its entirety and replacing such sentence with the following:

                  "Such stockholders shall be entitled to receive payment of the appraised value of such Shares held by them, in accordance with the provisions of such Section 262, except that each Dissenting Share held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal with respect to such Share under such
                  Section 262 shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon, upon surrender, in the manner provided in Section 2.05, of the certificate that formerly evidenced such Share."

                  SECTION 6 AMENDMENT TO SECTION 4.27. Section 4.27 of the Merger Agreement is amended by deleting the section in its entirety and replacing such section with the following:

                                    "SECTION 4.27. FAIRNESS OPINION. The Board
                  has received the opinion of Broadview, financial advisor to the Company to the effect that, as of the date of such opinion, the Cash/Stock Consideration is fair to the stockholders of the Company from a financial point of view."

                  SECTION 7 AMENDMENT TO SECTION 5.07(B). Section 5.07(b) of the Merger Agreement is amended by deleting the subsection in its entirety and replacing such subsection with the following:

                                    "(b) The authorized capital stock of Merger
                  Sub consists of 100 shares of common stock, par value $0.001 per share, all of which are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereof and all of which are owned by Parent or a wholly owned subsidiary of Parent in accordance with this Agreement. Each outstanding share of capital stock of Merger Sub is duly authorized, validly issued, fully paid and non-assessable and each such share is owned by Parent or, in accordance with this Agreement, a wholly owned subsidiary of Parent, in either case free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever, except where the failure to own


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                  such shares free and clear would not, individually or in the aggregate, have a Parent Material Adverse Effect."

                  SECTION 8 AMENDMENT TO SECTION 6.02. (a) Section 6.02(b) of the Merger Agreement is amended by deleting the subsection in its entirety and replacing such subsection with the following:

                           "(b) enter into any negotiation or Contract with
                  respect to any transaction (other than the Merger and an acquisition by Parent of Pivotal Corporation, a company based in Vancouver, B.C.) that would, to the knowledge of Parent acting reasonably, (i) materially delay or adversely affect the ability of the parties to obtain any approvals or clearances from Governmental Authorities required to permit consummation of the Merger, or (ii) delay the date of mailing of the Proxy Statement (or require an amendment to the Proxy Statement following such mailing) such that the Closing would be delayed past May 6, 2004."

         (b) Section 6.02 of the Parent Disclosure Schedule is amended by deleting such section in its entirety and replacing such section with the revised Section 6.02 of the Parent Disclosure Schedule.

                  SECTION 9 AMENDMENTS TO ARTICLE VII. (a) Section 7.13 of the Merger Agreement is amended by deleting the section in its entirety and replacing such section with the following:

                                    "SECTION 7.13. GENERAL COOPERATION. From the
                  date hereof through the Effective Time, and without limiting the other provisions of this Agreement, the Company and each Subsidiary shall use their good faith efforts to operate their businesses in such a manner as to achieve a smooth transition consistent with the mutual business interests of the Company and each Subsidiary and Parent, in manner and scope as directed by Parent in its sole discretion. In this regard, the Company and each Subsidiary and Parent agree that they will enter into good faith discussions concerning the businesses of the Company and each Subsidiary, including (i) personnel policies and procedures;(ii) operational matters; (iii) pro forma financial projections; and (iv) potential transactions between the Company and each Subsidiary and Parent. Parent and the Company acknowledge and agree that during the period from the date hereof through the Effective Time, Parent and the Company expect to derive significant financial benefits from synergies and integration initiatives. Based on this acknowledgement, the Company and Parent will cooperate with one another following the date hereof and will use good faith efforts to achieve the types of integration and synergies contemplated by the parties to the Merger Agreement as set forth in Section 7.13 of the Company Disclosure Schedule, a plan for which the Company and Parent agree to finalize in February 2004."

(b) Article VII of the Merger Agreement is amended by inserting the following
Section 7.18:


                                    "SECTION 7.18. SHARE CONTRIBUTION. Prior to
                  the Effective Time, Parent shall cause to be incorporated a direct, wholly owned subsidiary of Parent ("Intermediate Sub"). In the event that, immediately prior to the Effective Time, the aggregate value of the shares of Parent Common Stock to


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                  be issued in the Merger would comprise 80% or more of the
                  aggregate value of the sum of (a) the Merger Consideration to be issued and paid in the Merger, and (b) any cash in lieu of fractional shares to be paid in the Merger, Parent shall transfer or contribute all of the outstanding shares of capital stock of Merger Sub to Intermediate Sub, so that, immediately prior to the Effective Time, Merger Sub shall be a direct wholly owned subsidiary of Intermediate Sub and an indirect wholly owned subsidiary of Parent. Parent hereby agrees that Intermediate Sub shall be a direct, wholly owned subsidiary of Parent, formed solely for the purpose of engaging in the Transactions, and that, at the Effective Time:

                                    (i)      Intermediate Sub shall have engaged
                  in no other business activities and shall have conducted its operations only as contemplated by this Agreement;

                                    (ii)     Intermediate Sub shall be a
                  corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and shall have the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business;

                                    (iii)    Parent shall have made available to
                  the Company complete and correct copies of the Certificate of Incorporation, By-laws or equivalent organizational documents of Intermediate Sub, and each such instrument shall be in full force and effect;

                                    (iv)     the authorized capital stock of
                  Intermediate Sub shall consist of 100 shares of common stock, par value $0.001 per share, all of which shall be duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereof and all of which shall be owned by Parent free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever;

                                    (v) except as would not have a Parent
                  Material Adverse Effect, Intermediate Sub shall be, and shall have at all times been, in compliance with all applicable Law; and

                                    (vi)     neither Parent nor Intermediate Sub
                  shall have received any written notice or other communication from any Governmental Authority or other Person regarding any actual or possible violation of, or failure to comply with, any Law."

                  SECTION 10 AMENDMENT TO SECTION 9.01. (a) Section 9.01(b) of the Merger Agreement is amended by deleting the subsection in its entirety and replacing such subsection with the following:

                           "(b) by any of Parent, Merger Sub or the Company if
                  (i) the Effective Time shall not have occurred on or before July 1, 2004; provided, however, that the right to terminate this Agreement under this Section 9.01(b)(i) shall not be


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                  available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before the applicable date; (ii) any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger; or (iii) this Agreement shall not have been approved and adopted in accordance with Delaware Law by the Company's stockholders at the Company Stockholders' Meeting;"

                  (b) Section 9.01(e) of the Merger Agreement is amended by deleting the subsection in its entirety.

                  SECTION 11 CONFIRMATION. (a) As confirmation and not limitation of the obligations set forth in Sections 7.03 and 7.09(a) of the Merger Agreement, each of the parties to the Merger Agreement hereby reaffirms that it shall use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the Transactions, including, with respect to Parent and Merger Sub, the retention of outside counsel in connection with the preparation and filing of the Registration Statement.

                  (b) As confirmation and not limitation of the obligations set forth in Section 9.03(d) of the Merger Agreement, each of the parties to the Merger Agreement hereby reaffirms that the expenses incurred in connection with the opinion proposed to be delivered by outside counsel to Parent to the effect that, for federal income tax purposes, the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion") shall be shared equally by the Company and Parent. The Company agrees promptly to pay to Parent an amount equal to that set forth in Section 9.03(d) of the Parent Disclosure Schedule. Parent represents and warrants that such amount is equal to one half of the amount set forth in the bill received from Paul, Hastings, Janofsky & Walker LLP for services rendered through October 21, 2003 in connection with analyses relating to the Tax Opinion.

                  SECTION 12 FULL FORCE AND EFFECT. Except as expressly amended hereby, the Merger Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                  SECTION 13 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to Contracts executed in and to be performed in that State.

                  SECTION 14 COUNTERPARTS. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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                  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                            CHINADOTCOM CORPORATION



                            By:   /s/  Steven Chan
                                  ----------------------------------------------
                                  Name:  Steven Chan
                                  Title: General Counsel and Company Secretary



                            CDC SOFTWARE HOLDINGS, INC.



                            By:   /s/  Steven Chan
                                  ----------------------------------------------
                                  Name:  Steven Chan
                                  Title: Authorized Signatory


                            ROSS SYSTEMS, INC.



                            By:   /s/  Robert B. Webster
                                  ----------------------------------------------
                                  Name:  Robert B. Webster
                                  Title: Executive Vice President and Secretary